Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Municipal High Income Fund
Neuberger Berman Municipal Impact Fund
Neuberger Berman Municipal Intermediate Bond Fund

Supplement to the Summary Prospectuses, Prospectuses, and the Statement of Additional Information, each dated February 28, 2025, as each may be amended and supplemented

The Board of Trustees of the Income Funds (the “Board”) approved the proposed reorganization of each of Neuberger Berman Municipal High Income Fund and Neuberger Berman Municipal Impact Fund (each, a “Merging Fund” and collectively, the “Merging Funds”) into Neuberger Berman Municipal Intermediate Bond Fund (the “Acquiring Fund”) (each a “Merger” and collectively, the “Mergers”).  The Mergers are subject to approval by the shareholders of the Merging Funds (the “Merging Funds Shareholders”).  The Merging Funds Shareholders will be asked to vote on the Mergers at a special shareholder meeting that is anticipated to be held during the first quarter of 2026 (the “Meeting”).  Each Merger is not contingent upon the approval by shareholders of the other Merging Fund, and a Merger would occur for a Merging Fund irrespective of the outcome of the shareholder vote of the other Merging Fund.
If approved by the Merging Funds Shareholders, each Merger will involve:
(i)
the transfer of substantially all of the assets of a Merging Fund to the Acquiring Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the value of the Merging Fund’s net assets;

(ii)	the Acquiring Fund’s assumption of all the liabilities of a Merging Fund;
(iii)	the distribution of Acquiring Fund shares pro rata to shareholders of a Merging Fund; and
(iv)	the complete liquidation and termination of a Merging Fund.

Upon completion of the Mergers, Merging Funds Shareholders will become shareholders of the Acquiring Fund.
It is anticipated that each Merger will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Merger.
Additional and important details about the Merger will be described in a combined proxy statement/prospectus, which is anticipated to be available in January 2026. The Merging Funds Shareholders are urged to carefully read the combined proxy statement/prospectus when it becomes available. In addition, further information about the Acquiring Fund (Neuberger Berman Municipal Intermediate Bond Fund), including its Summary Prospectus, Prospectus, and Statement of Additional Information, can be found on our website at www.nb.com.
The foregoing disclosure is not intended to solicit a proxy from any Merging Funds Shareholder.
The date of this supplement is December 15, 2025.
Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com